Exhibit 99.1
4747 Bethesda Avenue, Suite 1100, Bethesda, MD 20814
T: (240) 507-1300, F: (240) 396-5626
www.pebblebrookhotels.com

News Release

Pebblebrook Hotel Trust Executes Contract to Sell
InterContinental Buckhead Atlanta and Sofitel Washington DC Lafayette Square

Bethesda, MD, January 27, 2020 - Pebblebrook Hotel Trust (NYSE: PEB) (the “Company”) today announced that it executed a contract to sell the 422-room InterContinental Buckhead Atlanta in Atlanta, Georgia and the 237-room Sofitel Washington DC Lafayette Square in Washington, D.C. for $331.0 million to a third party.

For InterContinental Buckhead Atlanta, the contracted sale price reflects a 13.7x EBITDA multiple and a 6.4% net operating income capitalization rate based on the hotel’s operating performance for 2018. Based on the hotel’s estimated 2019 operating performance, the contracted sales price reflects a 13.0x EBITDA multiple and a 6.8% net operating income capitalization rate. Both the EBITDA multiple and net operating income capitalization rate based on estimated 2019 operating performance are adjusted for the estimated impact of one-time extraordinary events.

For Sofitel Washington DC Lafayette Square, the contracted sale price reflects a 15.1x EBITDA multiple and a 5.7% net operating income capitalization rate based on the hotel’s operating performance for 2018. Based on the hotel’s estimated 2019 operating performance, the contracted sales price reflects a 15.2x EBITDA multiple and a 5.7% net operating income capitalization rate.

For both properties combined, the contracted sale price reflects a 14.2x EBITDA multiple and a 6.1% net operating income capitalization rate based on the hotels’ operating performance for 2018. Based on the hotels’ estimated 2019 operating performance, the contracted sales price reflects a 13.7x EBITDA multiple and a 6.4% net operating income capitalization rate. All the above net operating income capitalization rates are after an assumed annual capital reserve of 4.0% of total hotel revenues.

The sale of InterContinental Buckhead Atlanta and Sofitel Washington DC Lafayette Square is subject to normal closing conditions, and the Company offers no assurances that this sale will be completed on these terms, or at all. The Company is targeting to complete the sale in the first quarter of 2020 and continues to be encouraged with pricing levels and overall buyer interest in the investment markets.

About Pebblebrook Hotel Trust

Pebblebrook Hotel Trust (NYSE: PEB) is a publicly traded real estate investment trust (“REIT”) and the largest owner of urban and resort lifestyle hotels in the United States. The Company owns 56 hotels, totaling approximately 14,000 guest rooms across 16 urban and resort markets with a focus on the west coast gateway cities. For more information, visit www.pebblebrookhotels.com and follow us at @PebblebrookPEB.

This press release contains certain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. Examples of forward-looking statements include the following: the Company’s net debt and EBITDA; descriptions of the Company’s plans; forecasts of the Company’s future economic performance and its share of future markets; forecasts of hotel industry performance; and descriptions of assumptions underlying or relating to any of the foregoing expectations including assumptions regarding the timing of their occurrence. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy and the supply of hotel properties, and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.pebblebrookhotels.com.

All information in this press release is as of January 27, 2020. The Company undertakes no duty to update the statements in this press release to conform the statements to actual results or changes in the Company’s expectations.

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Contacts:

Raymond D. Martz, Chief Financial Officer, Pebblebrook Hotel Trust - (240) 507-1330
For additional information or to receive press releases via email, please visit our website at
www.pebblebrookhotels.com

Pebblebrook Hotel Trust
InterContinental Buckhead Atlanta
Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income
Trailing Twelve Months
(Unaudited, in millions)

Twelve months ended December 31,
2018

Hotel net income	$12.3

Adjustment:
Depreciation and amortization	2.9

Hotel EBITDA	$15.2

Adjustment:
Capital reserve	(1.9)

Hotel Net Operating Income	$13.3

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules. These measures are not in accordance with, or an alternative to, measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the hotel’s results of operations determined in accordance with GAAP.

The Company has presented trailing twelve-month hotel EBITDA and trailing twelve-month hotel net operating income after capital reserves because it believes these measures provide investors and analysts with an understanding of the hotel-level operating performance. These non-GAAP measures do not represent amounts available for management’s discretionary use, because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor are they indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.

The Company’s presentation of the hotel’s trailing twelve-month EBITDA and trailing twelve-month net operating income after capital reserves should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the hotel’s financial performance. The table above is a reconciliation of the hotel’s trailing twelve-month EBITDA and net operating income after capital reserves calculations to net income in accordance with GAAP. Any differences are a result of rounding.

Pebblebrook Hotel Trust
InterContinental Buckhead Atlanta
Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income
Trailing Twelve Months
(Unaudited, in millions)

Twelve months ended December 31,
2019

Hotel net income	$13.2

Adjustment:
Depreciation and amortization	2.8

Hotel EBITDA	$16.0

Adjustment:
Capital reserve	(1.9)

Hotel Net Operating Income	$14.1

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules. These measures are not in accordance with, or an alternative to, measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the hotel’s results of operations determined in accordance with GAAP.

The Company has presented trailing twelve-month hotel EBITDA and trailing twelve-month hotel net operating income after capital reserves and an estimated adjustment for the impact of one-time extraordinary events because it believes these measures provide investors and analysts with an understanding of the hotel-level operating performance. These non-GAAP measures do not represent amounts available for management’s discretionary use, because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor are they indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.

The Company’s presentation of the hotel’s trailing twelve-month EBITDA and trailing twelve-month net operating income after capital reserves should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the hotel’s financial performance. The table above is a reconciliation of the hotel’s trailing twelve-month EBITDA and net operating income after capital reserves calculations to net income in accordance with GAAP. Any differences are a result of rounding.

Pebblebrook Hotel Trust
Sofitel Washington DC Lafayette Square
Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income
Trailing Twelve Months
(Unaudited, in millions)

Twelve months ended December 31,
2018

Hotel net income	$3.5

Adjustment:
Depreciation and amortization	4.7

Hotel EBITDA	$8.2

Adjustment:
Capital reserve	(1.2)

Hotel Net Operating Income	$7.0

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules. These measures are not in accordance with, or an alternative to, measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the hotel’s results of operations determined in accordance with GAAP.

The Company has presented trailing twelve-month hotel EBITDA and trailing twelve-month hotel net operating income after capital reserves because it believes these measures provide investors and analysts with an understanding of the hotel-level operating performance. These non-GAAP measures do not represent amounts available for management’s discretionary use, because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor are they indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.

The Company’s presentation of the hotel’s trailing twelve-month EBITDA and trailing twelve-month net operating income after capital reserves should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the hotel’s financial performance. The table above is a reconciliation of the hotel’s trailing twelve-month EBITDA and net operating income after capital reserves calculations to net income in accordance with GAAP. Any differences are a result of rounding.

Pebblebrook Hotel Trust
Sofitel Washington DC Lafayette Square
Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income
Trailing Twelve Months
(Unaudited, in millions)

Twelve months ended December 31,
2019

Hotel net income	$4.1

Adjustment:
Depreciation and amortization	4.0

Hotel EBITDA	$8.1

Adjustment:
Capital reserve	(1.1)

Hotel Net Operating Income	$7.0

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules. These measures are not in accordance with, or an alternative to, measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the hotel’s results of operations determined in accordance with GAAP.

The Company has presented trailing twelve-month hotel EBITDA and trailing twelve-month hotel net operating income after capital reserves because it believes these measures provide investors and analysts with an understanding of the hotel-level operating performance. These non-GAAP measures do not represent amounts available for management’s discretionary use, because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor are they indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.

The Company’s presentation of the hotel’s trailing twelve-month EBITDA and trailing twelve-month net operating income after capital reserves should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the hotel’s financial performance. The table above is a reconciliation of the hotel’s trailing twelve-month EBITDA and net operating income after capital reserves calculations to net income in accordance with GAAP. Any differences are a result of rounding.